Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2017

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance including exposures, reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to post-acquisition integration of Legacy ACE and Legacy Chubb.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Summary Consolidated Balance Sheets	4
	- Line of Business	5
	- Consolidated Results by Segment	6 - 7

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	8

IV.	Segment Results
	- North America Commercial P&C Insurance	9
	- North America Personal P&C Insurance	10
	- North America Agricultural Insurance	11
	- Overseas General Insurance	12 - 13
	- Global Reinsurance	14
	- Life Insurance	15
	- Corporate	16

V.	Balance Sheet Details
	- Loss Reserve Rollforward	17
	- Reinsurance Recoverable Analysis	18
	- Investment Portfolio	19 - 22
	- Net Realized and Unrealized Gains (Losses)	23
	- Debt and Capital	24
	- Computation of Basic and Diluted Earnings Per Share	25
	- Book Value and Book Value per Common Share	26

VI.	Other Disclosures
	- Non-GAAP Financial Measures	27 - 32
	- Glossary	33

Note: The results herein are presented on an as-reported basis unless otherwise indicated.

For comparison purposes, key 2016 “As If” results, which include the results of operations of The Chubb Corporation (Chubb Corp) for the first 14 days of January 2016 prior to the acquisition closing date and exclude purchase accounting adjustments in underwriting income, are also included within the as-reported pages. These results are calculated on the same basis as presented in prior reports, are unaudited and are provided for informational purposes only. For more detailed 2016 results presented on an “As If” basis, refer to the Chubb Limited Financial Supplement for the quarter and year ended December 31, 2016.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended March 31		% Change 1Q-17 vs.	Constant $	Constant $ % Change 1Q-17 vs.
	2017	2016	1Q-16	2016	1Q-16
Gross premiums written	$8,401	$7,389	13.7%	$7,368	14.0%
Gross premiums written - As If		$8,321	1.0%	$8,301	1.2%

Net premiums written	$6,710	$5,995	11.9%	$5,972	12.3%
Net premiums written - As If		$6,850	-2.0%	$6,827	-1.7%

P&C net premiums written	$6,186	$5,479	12.9%	$5,453	13.4%
P&C net premiums written - As If		$6,333	-2.3%	$6,306	-1.9%

Global P&C net premiums written	$6,125	$5,415	13.1%	$5,389	13.7%
Global P&C net premiums written - As If		$6,269	-2.3%	$6,242	-1.9%

Net premiums earned	$6,772	$6,597	2.6%	$6,596	2.7%

Net investment income	$745	$674	10.5%	$671	10.9%

Adjusted net investment income	$836	$767	9.0%	$764	9.4%

Operating income	$1,175	$1,019	15.3%	$1,016	15.7%

Net income	$1,093	$439	149.2%

Operating cash flow	$1,013	$1,020

P&C combined ratio

Loss and loss expense ratio	57.4%	57.3%
Underwriting and administrative expense ratio	30.1%	32.7%

Combined ratio	87.5%	90.0%

P&C combined ratio - As If
Loss and loss expense ratio - As If		57.3%
Underwriting and administrative expense ratio - As If		31.6%

Combined ratio - As If		88.9%

Operating return on equity (ROE)	9.9%	10.2%
ROE	9.0%	4.7%

Operating effective tax rate	14.0%	16.5%
Effective tax rate	10.5%	22.1%

Diluted earnings per share
Operating income	$2.48	$2.26	9.7%
Net income	$2.31	$0.97	138.1%

Full quarter diluted earnings per share (1)		$2.29
Operating income		$1.06
Net income

Weighted average basic common shares outstanding	468.9	446.7
Weighted average diluted common shares outstanding	472.7	450.0
		December 31 2016	% Change 1Q-17 vs 4Q-16
Book value per common share	$105.35	$103.60	1.7%
Tangible book value per common share	$62.52	$60.64	3.1%

Total hybrid & financial debt/capitalization	20.8%	21.8%

(1)	Full quarter diluted earnings per share for Q1 2016 includes the results of The Chubb Corporation for the first 14 days of January 2016 prior to the acquisition closing date and includes the impact of purchase accounting adjustments.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	Consolidated Statements of Operations	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
	Gross premiums written	$8,401	$8,837	$9,483	$9,274	$7,389	$34,983
	Net premiums written	6,710	6,938	7,573	7,639	5,995	28,145
	Net premiums earned	6,772	7,059	7,688	7,405	6,597	28,749
(1)	Adjusted losses and loss expenses	3,789	3,884	4,266	4,256	3,674	16,080
	Realized (gains) losses on crop derivatives	—	6	(3)	2	—	5
	Pension curtailment benefit	—	(23)	—	—	—	(23)

	Losses and loss expenses	3,789	3,855	4,269	4,254	3,674	16,052
	Policy benefits	168	161	155	146	126	588
	Policy acquisition costs	1,397	1,417	1,514	1,560	1,413	5,904
(2)	Adjusted administrative expenses	676	798	772	829	772	3,171
	Pension curtailment benefit	—	(90)	—	—	—	(90)

	Administrative expenses	676	708	772	829	772	3,081
(3)	Adjusted net investment income	836	845	830	816	767	3,258
	Amortization expense of fair value adjustment on acquired invested assets	(91)	(101)	(91)	(108)	(93)	(393)

	Net investment income	745	744	739	708	674	2,865
(4)	Adjusted realized gains (losses)	(7)	371	97	(214)	(394)	(140)
	Realized gains (losses) on crop derivatives	—	(6)	3	(2)	—	(5)

	Net realized gains (losses)	(7)	365	100	(216)	(394)	(145)
(5)	Adjusted interest expense	166	167	164	166	149	646
	Interest expense related to pre-acquisition debt	—	—	—	—	7	7
	Amortization benefit of fair value adjustment on acquired long term debt	(12)	(13)	(12)	(13)	(10)	(48)

	Interest expense	154	154	152	153	146	605
	Gains (losses) from fair value changes in separate account assets	30	(11)	22	3	(3)	11
	Net realized gains (losses) related to unconsolidated entities	52	162	72	18	(25)	227
	Other income (expense) - operating	(12)	(21)	(3)	8	—	(16)

	Other income (expense)	70	130	91	29	(28)	222
	Amortization expense of purchased intangibles	64	3	4	5	7	19
	Chubb integration expenses	111	131	115	98	148	492
	Income tax expense	128	259	277	155	124	815

	Net income	$1,093	$1,610	$1,360	$726	$439	$4,135

(1)	Adjusted losses and loss expenses used throughout this report exclude a portion of the one-time pension curtailment benefit, recorded in Corporate, and include realized gains and losses on crop derivatives.
(2)	Adjusted administrative expenses used throughout this report exclude a portion of the one-time pension curtailment benefit.
(3)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
P&C Underwriting Income (Including Corporate and excluding Life Insurance)
Gross premiums written	$7,851	$8,260	$8,921	$8,717	$6,843	$32,741
Net premiums written	6,186	6,389	7,041	7,112	5,479	26,021
Net premiums earned	6,266	6,525	7,176	6,893	6,100	26,694
Adjusted losses and loss expenses	3,596	3,719	4,092	4,109	3,497	15,417
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,283	1,150	1,067	898	721	3,836
Amortization of acquired UPR intangible - Chubb Corp	—	144	320	525	570	1,559
Adjusted administrative expenses	604	717	695	752	700	2,864

P&C Underwriting income	$783	$795	$1,002	$609	$612	$3,018

P&C Underwriting income - As If		$812	$1,041	$675	$720	$3,248

% Change versus prior year period
Net premiums written	12.9%	76.1%	67.0%	66.0%	52.8%	65.6%
Net premiums earned	2.7%	76.3%	69.3%	77.9%	76.7%	74.8%

Net premiums written constant $	13.4%	77.1%	68.8%	68.8%	61.3%	69.1%
Net premiums earned constant $	2.8%	77.1%	71.0%	81.1%	85.3%	78.2%

% Change versus prior year period - As If *
Net premiums written	-2.3%	-4.2%	-4.5%	-6.2%	-5.5%	-5.1%
Net premiums written constant $	-1.9%	-3.5%	-3.4%	-4.7%	-1.4%	-3.3%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.2%	-0.4%	1.1%	-3.5%	-1.0%	-1.0%

P&C combined ratio
Loss and loss expense ratio	57.4%	57.0%	57.0%	59.6%	57.3%	57.8%
Policy acquisition cost ratio	20.5%	19.8%	19.3%	20.6%	21.2%	20.2%
Administrative expense ratio	9.6%	11.0%	9.7%	11.0%	11.5%	10.7%

Combined ratio	87.5%	87.8%	86.0%	91.2%	90.0%	88.7%

Combined ratio excluding catastrophe losses and PPD	88.0%	87.4%	88.9%	89.9%	89.9%	89.0%

P&C Combined ratio - As If
Loss and loss expense ratio - As If		57.0%	57.0%	59.6%	57.3%	57.7%
Policy acquisition cost ratio - As If		19.6%	18.8%	19.6%	19.8%	19.5%
Administrative expense ratio - As If		11.0%	9.7%	11.0%	11.8%	10.8%

Combined ratio - As If		87.6%	85.5%	90.2%	88.9%	88.0%

Combined ratio excluding catastrophe losses and PPD - As If		87.1%	88.4%	88.9%	88.8%	88.3%

Other ratios
Net premiums written/gross premiums written	79%	77%	79%	82%	80%	79%

P&C expense ratio	30.1%	30.8%	29.0%	31.6%	32.7%	30.9%
P&C expense ratio excluding A&H	28.0%	28.8%	27.0%	29.8%	30.8%	29.0%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$1	$—	$6	$—	$7
Catastrophe losses - pre-tax	$206	$269	$144	$396	$258	$1,067
Favorable prior period development (PPD) - pre-tax	$(231)	$(238)	$(349)	$(301)	$(247)	$(1,135)
Loss and loss expense ratio excluding catastrophe losses and PPD	58.1%	56.4%	60.0%	58.4%	57.4%	58.1%

(1)	Merger-related underwriting actions and accounting policy alignment adversely impacted net premiums written growth by $187 million and $73 million, respectively, in Q1 2017.

*	Comparisons to 2015 are as if ACE and Chubb were one company.

Note: See Glossary on page 33 for further information on the calculation of the components of combined ratios.

P&C Results	Page 3

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31 2017	December 31 2016
Assets
Fixed maturities available for sale, at fair value	$80,806	$80,115
Fixed maturities held to maturity, at amortized cost	10,519	10,644
Equity securities, at fair value	835	814
Short-term investments, at fair value	2,780	3,002
Other investments	4,551	4,519

Total investments	99,491	99,094

Cash	1,063	985
Securities lending collateral	1,071	1,092
Insurance and reinsurance balances receivable	8,880	8,970
Reinsurance recoverable on losses and loss expenses	13,769	13,577
Deferred policy acquisition costs	4,406	4,314
Value of business acquired	345	355
Prepaid reinsurance premiums	2,549	2,448
Goodwill and other intangible assets	22,061	22,095
Investments in partially-owned insurance companies	666	666
Other assets	6,666	6,190

Total assets	$160,967	$159,786

Liabilities
Unpaid losses and loss expenses	$60,579	$60,540
Unearned premiums	14,857	14,779
Future policy benefits	5,086	5,036
Insurance and reinsurance balances payable	5,797	5,637
Securities lending payable	1,072	1,093
Accounts payable, accrued expenses, and other liabilities	10,477	10,020
Deferred tax liabilities	967	988
Short-term debt	300	500
Long-term debt	12,300	12,610
Trust preferred securities	308	308

Total liabilities	111,743	111,511

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	49,224	48,589
Accumulated other comprehensive income (AOCI)	—	(314)

Total shareholders’ equity	49,224	48,275

Total liabilities and shareholders’ equity	$160,967	$159,786

Book value per common share	$105.35	$103.60
% change over prior quarter	1.7%	-0.3%
Tangible book value per common share	$62.52	$60.64
% change over prior quarter	3.1%	0.6%

Consol Bal Sheet	Page 4

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	1Q-17	1Q-16	% Change	As If 1Q-16	C$% Change As If ex Merger Actions & Acct Policy (1)
Net premiums written

Commercial multiple peril (2)	$201	$132	52.3%	$212	-4.2%
Commercial casualty	727	643	13.1%	761	-1.4%
Workers’ compensation	588	448	31.3%	587	2.4%
Professional liability	781	678	15.2%	814	-0.8%
Surety	150	134	11.9%	143	7.1%
Property and other short-tail lines	1,032	933	10.6%	1,070	3.8%
International other casualty	316	285	10.9%	341	3.2%

Total Commercial P&C (1)	3,795	3,253	16.7%	3,928	1.2%

Agriculture	61	64	-4.6%	64	-4.6%

Personal automobile - North America	165	142	16.2%	156	5.8%
Personal automobile - International	186	174	6.9%	174	22.6%
Personal homeowners	697	640	8.9%	706	5.6%
Personal other	362	324	11.7%	364	4.5%

Total Personal lines (1)	1,410	1,280	10.2%	1,400	7.4%

Total Property and Casualty lines	5,266	4,597	14.6%	5,392	2.8%
Other Lines
Global A&H (1) (3)	994	936	6.2%	975	1.7%
Reinsurance (1)	199	201	-0.9%	221	-4.3%
Life (1)	251	261	-3.8%	262	1.5%

Total consolidated	$6,710	$5,995	11.9%	$6,850	2.4%

(1)	Merger-related underwriting actions adversely impacted net premiums written growth in Q1 2017 by $94 million for Commercial P&C, $78 million for Personal lines, $5 million for Global A&H, $10 million for Reinsurance and $16 million for Life. Additionally, accounting policy alignment adversely impacted net premiums written growth in Q1 2017 by $66 million for Commercial P&C, $6 million for Personal lines and $1 million for Global A&H.
(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in the Global A&H line item above.

Line of Business	Page 5

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,742	$984	$61	$2,200	$199	$—	$6,186	$524	$6,710
Net premiums earned	3,041	1,086	14	1,936	189	—	6,266	506	6,772
Losses and loss expenses	1,860	633	(73)	1,071	94	11	3,596	193	3,789
Policy benefits	—	—	—	—	—	—	—	168	168
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(30)	(30)
Policy acquisition costs	487	217	(1)	529	51	—	1,283	114	1,397
Administrative expenses	231	65	(5)	245	10	58	604	72	676

Underwriting income (loss)	463	171	93	91	34	(69)	783	(11)	772

Adjusted net investment income	478	55	6	148	62	12	761	75	836
Other income (expense) - operating (1)	(4)	(1)	—	1	—	(7)	(11)	(1)	(12)
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(42)	(63)	(1)	(64)

Segment income (loss)	$937	$222	$92	$229	$96	$(106)	$1,470	$62	$1,532

Adjusted interest expense						(166)			(166)
Income tax expense						(191)			(191)

Operating income (loss)						(463)			1,175
Chubb integration expenses, net of $37 million tax benefit						(74)			(74)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $24 million tax benefit (2)						(55)			(55)
Adjusted net realized gains (losses), net of $2 million tax benefit (3)						47			47

Net Income						$(545)			$1,093

Combined ratio	84.8%	84.2%	NM	95.3%	82.1%		87.5%
Combined ratio excluding catastrophe losses and PPD	87.9%	78.3%	74.6%	92.1%	77.0%		88.0%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consolidated Results 2017	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,302	$871	$64	$2,041	$201	$—	$5,479	$516	$5,995
Net premiums earned	2,896	1,024	23	1,955	202	—	6,100	497	6,597
Losses and loss expenses	1,747	661	(30)	1,021	89	9	3,497	177	3,674
Policy benefits	—	—	—	—	—	—	—	126	126
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	3	3
Policy acquisition costs (excluding amortization of acquired UPR intangible)	167	68	4	429	53	—	721	122	843
Amortization of acquired UPR intangible - Chubb Corp	315	181	—	74	—	—	570	—	570
Administrative expenses	266	88	(4)	263	14	73	700	72	772

Underwriting income (loss)	401	26	53	168	46	(82)	612	(3)	609
Adjusted net investment income	426	47	5	146	67	9	700	67	767
Other income (expense) - operating (1)	—	(1)	—	5	1	(2)	3	(3)	—
Amortization (expense) benefit of purchased intangibles	—	(8)	(7)	(11)	—	20	(6)	(1)	(7)

Segment income (loss)	$827	$64	$51	$308	$114	$(55)	$1,309	$60	$1,369

Adjusted interest expense						(149)			(149)
Income tax expense						(201)			(201)

Operating income (loss)						(405)			1,019
Chubb integration and related expenses, net of $49 million tax benefit						(106)			(106)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $24 million tax benefit (2)						(59)			(59)
Adjusted net realized gains (losses), net of $4 million tax benefit (3)						(415)			(415)

Net Income						$(985)			$439

Combined ratio	86.1%	97.5%	-126.9%	91.4%	77.3%		90.0%
Combined ratio excluding catastrophe losses and PPD	89.5%	82.5%	80.6%	92.0%	78.5%		89.9%

Underwriting income (loss) - As If	$460	$87	$53	$159	$46	$(85)	$720	$(3)	$717
Combined ratio - As If	85.2%	92.3%	-126.9%	92.2%	77.3%		88.9%
Combined ratio excluding catastrophe losses and PPD - As If	88.3%	78.7%	80.6%	92.8%	78.5%		88.8%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consolidated Results 2016	Page 7

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 9), North America Personal P&C Insurance segment (refer to page 10), Overseas General Insurance segment (refer to page 12), Global Reinsurance segment (refer to page 14), and Corporate (refer to page 16). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Global P&C Underwriting Income
Gross premiums written	$7,684	$7,994	$7,681	$8,172	$6,707	$30,554
Net premiums written	6,125	6,349	6,192	6,737	5,415	24,693
Net premiums earned	6,252	6,378	6,357	6,566	6,077	25,378
Adjusted losses and loss expenses	3,669	3,757	3,412	3,823	3,527	14,519
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,284	1,144	1,019	873	717	3,753
Amortization of acquired UPR intangible - Chubb Corp	—	144	320	525	570	1,559
Adjusted administrative expenses	609	722	694	750	704	2,870

Global P&C Underwriting income	$690	$611	$912	$595	$559	$2,677

Global P&C Underwriting income - As If		$628	$951	$661	$667	$2,907

% Change versus prior year period
Net premiums written	13.1%	82.0%	78.0%	72.5%	54.9%	71.8%
Net premiums earned	2.9%	84.3%	81.6%	84.8%	79.4%	82.6%

Net premiums written constant $	13.7%	83.1%	80.3%	75.7%	63.6%	75.8%
Net premiums earned constant $	3.0%	85.3%	83.8%	88.4%	88.3%	86.4%

% Change versus prior year period - As If *
Net premiums written	-2.3%	-2.8%	-6.7%	-6.5%	-5.2%	-5.3%
Net premiums written constant $	-1.9%	-2.0%	-5.5%	-4.9%	-1.0%	-3.4%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	2.3%	1.2%	-0.5%	-3.6%	-0.6%	-1.0%

Combined ratio
Loss and loss expense ratio	58.7%	58.9%	53.7%	58.2%	58.0%	57.2%
Policy acquisition cost ratio	20.5%	20.2%	21.1%	21.3%	21.2%	20.9%
Administrative expense ratio	9.8%	11.3%	10.9%	11.4%	11.6%	11.4%

Combined ratio	89.0%	90.4%	85.7%	90.9%	90.8%	89.5%

Combined ratio excluding catastrophe losses and PPD	88.2%	89.7%	88.8%	89.8%	90.0%	89.5%

Combined ratio - As If
Loss and loss expense ratio - As If		58.9%	53.7%	58.2%	58.0%	57.2%
Policy acquisition cost ratio - As If		20.0%	20.4%	20.3%	19.9%	20.1%
Administrative expense ratio - As If		11.3%	10.9%	11.4%	11.8%	11.4%

Combined ratio - As If		90.2%	85.0%	89.9%	89.7%	88.7%

Combined ratio excluding catastrophe losses and PPD - As If		89.4%	88.2%	88.8%	88.9%	88.8%

Other ratios
Net premiums written/gross premiums written	80%	79%	81%	82%	81%	81%

Expense ratio	30.3%	31.5%	32.0%	32.7%	32.8%	32.3%
Expense ratio excluding A&H	28.1%	29.5%	30.0%	31.0%	31.0%	30.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$1	$—	$6	$—	$7
Catastrophe losses - pre-tax	$201	$267	$143	$382	$256	$1,048
Favorable prior period development (PPD) - pre-tax	$(152)	$(218)	$(338)	$(301)	$(206)	$(1,063)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.9%	58.2%	56.9%	57.1%	57.2%	57.4%

(1)	Merger-related underwriting actions and accounting policy alignment adversely impacted net premiums written growth by $187 million and $73 million, respectively, in Q1 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global P&C	Page 8

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$3,665	$4,109	$3,832	$4,041	$3,004	$14,986
Net premiums written	2,742	3,083	3,110	3,245	2,302	11,740
Net premiums earned	3,041	3,087	3,086	3,148	2,896	12,217
Losses and loss expenses	1,860	1,858	1,863	1,971	1,747	7,439
Policy acquisition costs (excluding amortization of acquired UPR intangible)	487	396	346	255	167	1,164
Amortization of acquired UPR intangible - Chubb Corp	—	78	176	290	315	859
Administrative expenses	231	285	275	299	266	1,125

Underwriting income	463	470	426	333	401	1,630
Net investment income	478	489	477	468	426	1,860
Other income (expense) - operating	(4)	(4)	(3)	9	—	2

Segment income	$937	$955	$900	$810	$827	$3,492

Underwriting income - As If		$482	$452	$379	$460	$1,773

Combined ratio
Loss and loss expense ratio	61.2%	60.2%	60.4%	62.6%	60.3%	60.9%
Policy acquisition cost ratio	16.0%	15.3%	16.9%	17.3%	16.7%	16.6%
Administrative expense ratio	7.6%	9.3%	8.9%	9.6%	9.1%	9.2%

Combined ratio	84.8%	84.8%	86.2%	89.5%	86.1%	86.7%

Combined ratio excluding catastrophe losses and PPD	87.9%	88.9%	89.4%	89.7%	89.5%	89.4%

Combined ratio - As If
Loss and loss expense ratio - As If		60.2%	60.4%	62.6%	60.4%	60.9%
Policy acquisition cost ratio - As If		14.9%	16.0%	15.8%	15.1%	15.5%
Administrative expense ratio - As If		9.3%	8.9%	9.6%	9.7%	9.3%

Combined ratio - As If		84.4%	85.3%	88.0%	85.2%	85.7%

Combined ratio excluding catastrophe losses and PPD - As If		88.5%	88.6%	88.3%	88.3%	88.4%

Catastrophe losses - pre-tax	$83	$117	$90	$160	$81	$448
Favorable prior period development (PPD) - pre-tax	$(179)	$(245)	$(187)	$(168)	$(178)	$(778)
Loss and loss expense ratio excluding catastrophe losses and PPD	64.4%	64.4%	63.8%	62.9%	63.7%	63.7%

% Change versus prior year period
Net premiums written	19.1%	97.9%	117.1%	127.4%	77.4%	105.4%
Net premiums earned	5.0%	116.6%	119.1%	121.8%	109.9%	116.9%

% Change versus prior year period - As If *
Net premiums written	-2.8%	-5.1%	-2.4%	-0.2%	-3.7%	-2.8%
Net premiums written excluding merger-related underwriting actions (1)	0.2%	-2.5%	0.0%	1.6%	-2.9%	-0.9%

Other ratios
Net premiums written/gross premiums written	75%	75%	81%	80%	77%	78%

Production by Size
Net Premiums Written
Major account & specialty (2)	$1,568	$1,880	$1,841	$1,956	$1,472	$7,149
Commercial (2)	1,174	1,203	1,269	1,289	830	4,591

Total	$2,742	$3,083	$3,110	$3,245	$2,302	$11,740

(1)	Merger-related underwriting actions adversely impacted net premiums written growth by $84 million in Q1 2017.
(2)	Major account & specialty principally large corporate accounts and wholesale business. Commercial principally middle market and small commercial accounts.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Commercial	Page 9

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$1,145	$1,228	$1,323	$1,369	$974	$4,894
Net premiums written	984	1,040	1,011	1,231	871	4,153
Net premiums earned	1,086	1,074	1,081	1,140	1,024	4,319
Losses and loss expenses	633	642	594	661	661	2,558
Policy acquisition costs (excluding amortization of acquired UPR intangible)	217	174	128	104	68	474
Amortization of acquired UPR intangible - Chubb Corp	—	45	101	165	181	492
Administrative expenses	65	88	89	98	88	363

Underwriting income	171	125	169	112	26	432
Net investment income	55	52	53	55	47	207
Other expense - operating	(1)	—	(2)	(3)	(1)	(6)
Amortization expense of purchased intangibles	(3)	(3)	(4)	(4)	(8)	(19)

Segment income	$222	$174	$216	$160	$64	$614

Underwriting income - As If		$133	$187	$141	$87	$548

Combined ratio
Loss and loss expense ratio	58.3%	59.7%	54.9%	58.0%	64.6%	59.2%
Policy acquisition cost ratio	20.0%	20.4%	21.2%	23.6%	24.3%	22.4%
Administrative expense ratio	5.9%	8.2%	8.3%	8.5%	8.6%	8.4%

Combined ratio	84.2%	88.3%	84.4%	90.1%	97.5%	90.0%

Combined ratio excluding catastrophe losses and PPD	78.3%	82.9%	78.8%	83.0%	82.5%	81.8%

Combined ratio - As If
Loss and loss expense ratio - As If		59.7%	54.9%	58.0%	62.9%	58.9%
Policy acquisition cost ratio - As If		19.7%	19.6%	21.1%	20.5%	20.2%
Administrative expense ratio - As If		8.2%	8.3%	8.5%	8.9%	8.5%

Combined ratio - As If		87.6%	82.8%	87.6%	92.3%	87.6%

Combined ratio excluding catastrophe losses and PPD - As If		82.1%	77.2%	80.5%	78.7%	79.6%

Catastrophe losses - pre-tax	$68	$51	$22	$97	$156	$326
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(3)	$7	$38	$(15)	$(3)	$27
Loss and loss expense ratio excluding catastrophe losses and PPD	52.4%	54.3%	49.3%	50.9%	49.6%	51.0%

% Change versus prior year period
Net premiums written	13.0%	344.7%	263.4%	125.1%	NM	248.4%
Net premiums earned	6.0%	311.9%	296.3%	322.4%	NM	355.5%

% Change versus prior year period - As If *
Net premiums written	1.3%	-4.8%	-16.4%	-20.6%	6.8%	-10.7%
Net premiums written excluding merger-related underwriting actions (1)	6.6%	1.8%	0.1%	-20.6%	6.8%	1.5%

Other ratios
Net premiums written/gross premiums written	86%	85%	76%	90%	89%	85%

(1)	Merger-related underwriting actions adversely impacted net premiums written growth by $51 million in Q1 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

NA Personal	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$167	$266	$1,240	$545	$136	$2,187
Net premiums written	61	40	849	375	64	1,328
Net premiums earned	14	147	819	327	23	1,316
Adjusted losses and loss expenses (1)	(73)	(38)	680	286	(30)	898
Policy acquisition costs	(1)	6	48	25	4	83
Administrative expenses	(5)	(5)	1	2	(4)	(6)

Underwriting income	93	184	90	14	53	341
Net investment income	6	5	5	5	5	20
Other expense - operating	—	(1)	—	—	—	(1)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(8)	(7)	(29)

Segment income	$92	$181	$88	$11	$51	$331

Combined ratio
Loss and loss expense ratio	NM	-26.0%	83.0%	87.5%	-125.2%	68.3%
Policy acquisition cost ratio	NM	3.9%	5.9%	7.7%	15.9%	6.3%
Administrative expense ratio	NM	-3.3%	0.0%	0.7%	-17.6%	-0.5%

Combined ratio	NM	-25.4%	88.9%	95.9%	-126.9%	74.1%

Combined ratio excluding catastrophe losses and PPD	74.6%	-10.9%	90.1%	91.6%	80.6%	78.9%

Catastrophe losses - pre-tax	$5	$2	$1	$14	$2	$19
Favorable prior period development (PPD) - pre-tax	$(79)	$(20)	$(11)	$—	$(41)	$(72)
Loss and loss expense ratio excluding catastrophe losses and PPD (2)	75.8%	-16.9%	84.2%	83.3%	75.1%	72.4%

% Change versus prior year period
Net premiums written	-4.6%	-71.6%	15.2%	-1.2%	-27.0%	-1.3%
Net premiums earned	-41.6%	-39.1%	10.9%	1.6%	-63.7%	-3.6%

Other ratios
Net premiums written/gross premiums written	37%	15%	68%	69%	47%	61%

(1)	Includes realized gains/losses on crop derivatives.
(2)	For Q1 2017, favorable PPD is net of $61 million of unfavorable net earned premium adjustments and $5 million of favorable profit-sharing commissions.

NA Agriculture	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$2,662	$2,542	$2,383	$2,494	$2,516	$9,935
Net premiums written	2,200	2,112	1,940	2,031	2,041	8,124
Net premiums earned	1,936	2,050	2,034	2,093	1,955	8,132
Losses and loss expenses	1,071	1,052	843	1,089	1,021	4,005
Policy acquisition costs (excluding amortization of acquired UPR intangible)	529	529	503	467	429	1,928
Amortization of acquired UPR intangible - Chubb Corp	—	21	43	70	74	208
Administrative expenses	245	256	261	277	263	1,057

Underwriting income	91	192	384	190	168	934
Net investment income	148	155	152	147	146	600
Other income (expense) - operating	1	(5)	6	5	5	11
Amortization expense of purchased intangibles	(11)	(12)	(12)	(13)	(11)	(48)

Segment income	$229	$330	$530	$329	$308	$1,497

Underwriting income - As If		$189	$379	$181	$159	$908

Combined ratio
Loss and loss expense ratio	55.3%	51.3%	41.5%	52.1%	52.2%	49.3%
Policy acquisition cost ratio	27.3%	26.9%	26.8%	25.6%	25.7%	26.3%
Administrative expense ratio	12.7%	12.4%	12.9%	13.2%	13.5%	12.9%

Combined ratio	95.3%	90.6%	81.2%	90.9%	91.4%	88.5%

Combined ratio excluding catastrophe losses and PPD	92.1%	91.2%	91.1%	91.5%	92.0%	91.5%

Combined ratio - As If
Loss and loss expense ratio - As If		51.3%	41.5%	52.1%	52.4%	49.3%
Policy acquisition cost ratio - As If		27.1%	27.0%	26.0%	26.1%	26.6%
Administrative expense ratio - As If		12.4%	12.9%	13.2%	13.7%	13.0%

Combined ratio - As If		90.8%	81.4%	91.3%	92.2%	88.9%

Combined ratio excluding catastrophe losses and PPD - As If		91.4%	91.3%	92.0%	92.8%	91.9%
Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$—	$—
Catastrophe losses - pre-tax	$50	$72	$20	$73	$18	$183
Unfavorable (favorable) prior period development (PPD) - pre-tax	$12	$(85)	$(223)	$(85)	$(30)	$(423)
Loss and loss expense ratio excluding catastrophe losses and PPD	52.1%	51.9%	51.4%	52.7%	52.8%	52.2%

% Change versus prior year period
Net premiums written	7.8%	33.2%	22.5%	21.6%	13.8%	22.5%
Net premiums earned	-0.9%	30.2%	26.0%	27.3%	19.4%	25.7%

Net premiums written constant $	9.4%	34.7%	25.8%	26.7%	26.1%	28.3%
Net premiums earned constant $	-0.3%	31.4%	29.0%	32.4%	31.3%	31.0%

% Change versus prior year period - As If *
Net premiums written	-2.5%	1.6%	-5.7%	-5.0%	-9.0%	-4.7%
Net premiums written constant $	-1.2%	4.0%	-1.7%	0.5%	1.7%	1.2%
Net premiums written constant $ excluding merger-related underwriting actions & accounting policy alignment (1)	4.2%	6.5%	0.7%	1.4%	1.9%	2.6%

Other ratios
Net premiums written/gross premiums written	83%	83%	81%	81%	81%	82%

(1)	Merger-related underwriting actions and accounting policy alignment adversely impacted net premiums written growth by $42 million and $73 million, respectively, in Q1 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Overseas General Insurance	Page 12

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance - Production by Region

	1Q-17	1Q-16	% Change	Constant $ As If 1Q-16 (1)	C$ % Change As If ex Merger Actions & Acct Policy (2)
Gross premiums written
Europe	$1,317	$1,203	9.5%	$1,335	0.8%
Latin America	607	591	2.7%	624	2.5%
Asia	654	634	3.2%	673	4.8%
Other(3)	84	88	-4.5%	87	-3.4%

Total	$2,662	$2,516	5.8%	$2,719	2.0%

Net premiums written
Europe	$1,030	$899	14.6%	$1,028	3.1%
Latin America	497	482	3.1%	504	5.2%
Asia	577	570	1.2%	605	4.7%
Other(3)	96	90	6.7%	89	7.9%

Total	$2,200	$2,041	7.8%	$2,226	4.2%

(1)	Prior periods on a constant dollar basis
(2)	Merger-related underwriting actions adversely impacted gross premiums written and net premiums written growth by $37 million and $42 million, respectively, in Q1 2017. Additionally, accounting policy alignment adversely impacted gross premiums written and net premiums written growth by $73 million, in Q1 2017.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$212	$115	$143	$268	$213	$739
Net premiums written	199	114	131	230	201	676
Net premiums earned	189	167	156	185	202	710
Losses and loss expenses	94	100	49	87	89	325
Policy acquisition costs	51	45	42	47	53	187
Administrative expenses	10	12	12	14	14	52

Underwriting income (1)	34	10	53	37	46	146
Net investment income	62	64	67	65	67	263
Other income - operating	—	1	—	2	1	4

Segment income	$96	$75	$120	$104	$114	$413

Combined ratio
Loss and loss expense ratio	49.6%	59.7%	31.3%	46.9%	44.3%	45.7%
Policy acquisition cost ratio	26.8%	26.6%	27.1%	25.5%	26.2%	26.3%
Administrative expense ratio	5.7%	7.7%	7.9%	7.4%	6.8%	7.5%

Combined ratio (1)	82.1%	94.0%	66.3%	79.8%	77.3%	79.5%

Combined ratio excluding catastrophe losses and PPD (1)	77.0%	78.8%	78.1%	78.9%	78.5%	78.6%

Catastrophe reinstatement premiums collected - pre-tax	$—	$1	$—	$6	$—	$7
Catastrophe losses - pre-tax	$—	$27	$11	$52	$1	$91
Unfavorable (favorable) prior period development (PPD) - pre-tax (2)	$8	$—	$(28)	$(47)	$(3)	$(78)
Loss and loss expense ratio excluding catastrophe losses and PPD	43.2%	44.2%	44.2%	46.0%	45.5%	45.0%

% Change versus prior year period
Net premiums written as reported	-0.9%	4.0%	-29.4%	-11.9%	-26.3%	-18.4%
Net premiums earned as reported	-6.4%	-16.9%	-23.5%	-15.7%	-10.7%	-16.5%

Net premiums written constant $	0.2%	6.5%	-28.1%	-11.6%	-24.6%	-17.1%
Net premiums earned constant $	-5.5%	-15.6%	-22.2%	-15.0%	-9.2%	-15.3%

% Change versus prior year period - As If *
Net premiums written	-9.8%	3.0%	-29.8%	-13.3%	-25.1%	-18.8%
Net premiums written constant $	-8.9%	5.5%	-28.5%	-13.0%	-23.4%	-17.5%
Net premiums written constant $ excluding merger-related underwriting actions (3)	-4.3%	5.5%	-25.0%	-9.2%	-23.4%	-15.6%

Other ratios
Net premiums written/gross premiums written	94%	99%	91%	86%	94%	91%

(1)	Underwriting income, Combined ratio, and Combined ratio excluding catastrophe losses and PPD on an “As If” basis are the same as those presented above.
(2)	For Q1 2017, unfavorable prior period development is net of $7 million of net earned premium adjustments.
(3)	Merger-related underwriting actions adversely impacted net premiums written growth by $10 million in Q1 2017.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Global Reinsurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$550	$577	$562	$557	$546	$2,242
Net premiums written	524	549	532	527	516	2,124
Net premiums earned	506	534	512	512	497	2,055
Losses and loss expenses	193	165	174	147	177	663
Policy benefits (1)	168	161	155	146	126	588
(Gains) losses from fair value changes in separate account assets (1)	(30)	11	(22)	(3)	3	(11)
Policy acquisition costs	114	123	127	137	122	509
Administrative expenses	72	81	77	77	72	307
Net investment income	75	76	71	69	67	283

Life Insurance underwriting income (2) (3)	64	69	72	77	64	282
Other expense - operating	(1)	(8)	(2)	(3)	(3)	(16)
Amortization expense of purchased intangibles	(1)	(1)	(1)	—	(1)	(3)

Segment income	$62	$60	$69	$74	$60	$263

% Change versus prior year period
Net premiums written	1.6%	6.5%	8.1%	5.5%	5.1%	6.3%
Net premiums earned	1.6%	5.7%	6.7%	5.1%	4.9%	5.6%

Net premiums written constant $	0.9%	6.9%	9.1%	8.2%	10.2%	8.5%
Net premiums earned constant $	0.7%	6.0%	7.6%	7.8%	9.8%	7.8%

% Change versus prior year period - As If *
Net premiums written	1.3%	2.1%	3.4%	0.7%	0.0%	1.6%
Net premiums written constant $	0.6%	2.4%	4.3%	3.5%	4.6%	3.7%
Net premiums written constant $ excluding merger-related underwriting actions (4)	3.7%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Life Insurance underwriting Income on an “As If” basis is the same as reported Life Insurance underwriting income shown above.
(4)	Merger-related underwriting actions adversely impacted net premiums written growth by $16 million in Q1 2017.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	1Q-17	Constant $ 1Q-16(6)	Constant $ % Change 1Q-17 vs. 1Q-16 (6)
International life insurance net premiums written	$198	$203	-2.9%
International life insurance deposits (5)	310	219	42.5%

Total international life insurance net premiums written and deposits	$508	$422	20.6%

(5)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(6)	Prior periods on a constant dollar basis.
*	Comparisons to 2015 are as if ACE and Chubb were one company.

Life Insurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Gross premiums written	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—
Adjusted losses and loss expenses (1)	11	105	63	15	9	192
Policy acquisition costs	—	—	—	—	—	—
Adjusted administrative expenses (1)	58	81	57	62	73	273

Underwriting loss	(69)	(186)	(120)	(77)	(82)	(465)
Adjusted net investment income	12	4	5	7	9	25
Other expense - operating	(7)	(4)	(2)	(2)	(2)	(10)
Adjusted interest expense (1)	(166)	(167)	(164)	(166)	(149)	(646)
Amortization (expense) benefit of purchased intangibles (2)	(42)	20	20	20	20	80
Pension curtailment benefit (1)	—	113	—	—	—	113
Income tax expense	(191)	(272)	(306)	(212)	(201)	(991)

Operating loss	(463)	(492)	(567)	(430)	(405)	(1,894)
Chubb integration and related expenses, net of tax	(74)	(94)	(85)	(71)	(106)	(356)
Amortization of fair value adjustment of acquired invested assets, net of tax and long-term debt	(55)	(66)	(53)	(66)	(59)	(244)
Adjusted net realized gains (losses), net of tax (3)	47	487	142	(195)	(415)	19

Net loss	$(545)	$(165)	$(563)	$(762)	$(985)	$(2,475)

Unfavorable prior period development (PPD) - pre-tax	$10	$105	$62	$14	$8	$189

Underwriting loss - As If		$(186)	$(120)	$(77)	$(85)	$(468)

(1)	See non-GAAP financial measures.
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 16

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Losses and loss expenses incurred	4,960	1,105	3,855
Losses and loss expenses paid	(5,425)	(1,045)	(4,380)	114%
Other (incl. foreign exch. revaluation)	(342)	(28)	(314)

Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Add net recoverable on paid losses	—	958	(958)

Balance including net recoverable on paid losses	$60,579	$13,769	$46,810

Loss Reserve Rollforward	Page 17

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2017	December 31 2016
Reinsurance recoverable on paid losses and loss expenses
Active operations	$793	$686
Brandywine and Other Run-off	256	274

Total	$1,049	$960

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$11,799	$11,632
Brandywine and Other Run-off	1,255	1,285

Total	$13,054	$12,917

Gross reinsurance recoverable
Active operations	$12,592	$12,318
Brandywine and Other Run-off	1,511	1,559

Total	$14,103	$13,877

Provision for uncollectible reinsurance (1)
Active operations	$(191)	$(159)
Brandywine and Other Run-off	(143)	(141)

Total	$(334)	$(300)

Net reinsurance recoverable
Active operations	$12,401	$12,159
Brandywine and Other Run-off	1,368	1,418

Total	$13,769	$13,577

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.3 billion.

Reinsurance Recoverable	Page 18

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31 2017		December 31 2016
Market Value
Fixed maturities available for sale	$80,806		$80,115
Fixed maturities held to maturity	10,604		10,670
Short-term investments	2,780		3,002

Total fixed maturities	$94,190		$93,787

Asset Allocation by Market Value
Treasury	$2,843	3%	$2,832	3%
Agency	664	1%	699	1%
Corporate and asset-backed	27,582	30%	26,944	29%
Mortgage-backed	15,500	16%	15,435	16%
Municipal	22,803	24%	22,768	24%
Non-U.S.	22,018	23%	22,107	24%
Short-term investments	2,780	3%	3,002	3%

Total fixed maturities	$94,190	100%	$93,787	100%

Credit Quality by Market Value
AAA	$15,523	16%	$15,746	17%
AA	35,866	39%	36,235	39%
A	17,700	19%	17,519	19%
BBB	12,524	13%	12,237	13%
BB	7,203	8%	6,993	7%
B	5,087	5%	4,814	5%
Other	287	0%	243	0%

Total fixed maturities	$94,190	100%	$93,787	100%

Cost/Amortized Cost
Fixed maturities available for sale	$79,957		$79,536
Fixed maturities held to maturity	10,519		10,644
Short-term investments	2,780		3,002

Subtotal fixed maturities	93,256		93,182
Equity securities	699		706
Other investments	4,271		4,270

Total investment portfolio	$98,226		$98,158

Avg. duration of fixed maturities	4.2 years		4.2 years
Avg. market yield of fixed maturities	2.8%		2.8%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.4%

(1)	Calculated using adjusted net investment income.

Investments	Page 19

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at March 31, 2017
Agency residential mortgage-backed (RMBS)	$—	$12,654	$—	$—	$—	$12,654
Non-agency RMBS	1	5	59	4	30	99
Commercial mortgage-backed	2,734	13	—	—	—	2,747

Total mortgage-backed securities at market value	$2,735	$12,672	$59	$4	$30	$15,500

U.S. Corporate and Asset-backed Fixed Income Portfolios
Market Value at March 31, 2017	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$734	$45	$—	$—	$779
Banks	—	22	1,742	1,762	3,526
Basic Materials	—	—	103	227	330
Communications	—	165	270	1,279	1,714
Consumer, Cyclical	—	216	617	725	1,558
Consumer, Non-Cyclical	109	497	1,767	1,203	3,576
Diversified Financial Services	28	17	515	226	786
Energy	—	57	103	671	831
Industrial	—	319	549	536	1,404
Utilities	—	7	1,060	520	1,587
All Others	159	550	851	672	2,232

Total	$1,030	$1,895	$7,577	$7,821	$18,323

Market Value at March 31, 2017		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total
Asset-backed		$3	$3	$10	$16
Banks		25	—	—	25
Basic Materials		231	181	3	415
Communications		926	768	18	1,712
Consumer, Cyclical		1,115	700	53	1,868
Consumer, Non-Cyclical		843	1,101	33	1,977
Diversified Financial Services		142	116	1	259
Energy		340	215	18	573
Industrial		440	472	25	937
Utilities		292	97	12	401
All Others		561	495	20	1,076

Total		$4,918	$4,148	$193	$9,259

Investments 2	Page 20

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2017

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,514	$—	$—	$—	$1,514
Republic of Korea	—	1,043	—	—	—	1,043
Canada	907	—	—	—	—	907
Federative Republic of Brazil	—	—	—	—	861	861
Province of Ontario	—	8	603	—	—	611
Province of Quebec	—	20	481	—	—	501
Kingdom of Thailand	—	—	451	—	—	451
United Mexican States	—	—	312	123	—	435
Germany	421	—	—	—	—	421
Australia	341	3	—	—	—	344
Other Non-U.S. Government Securities	983	1,443	485	376	729	4,016

Total	$2,652	$4,031	$2,332	$499	$1,590	$11,104

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$78	$81	$690	$920	$252	$2,021
Canada	100	293	290	473	264	1,420
United States (1)	2	86	149	347	331	915
France	12	30	476	242	32	792
Netherlands	83	11	409	190	40	733
Australia	83	139	313	118	22	675
Germany	185	49	106	236	23	599
Japan	—	23	290	12	4	329
Switzerland	37	20	113	125	34	329
China	—	122	133	23	9	287
Other Non-U.S. Corporate Securities	389	369	815	776	465	2,814

Total	$969	$1,223	$3,784	$3,462	$1,476	$10,914

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 21

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2017	Market Value	Rating
1	Wells Fargo & Co	$574	A
2	JP Morgan Chase & Co	555	A-
3	Goldman Sachs Group Inc	436	BBB+
4	Anheuser-Busch InBev NV	424	A-
5	General Electric Co	374	AA-
6	Verizon Communications Inc	372	BBB+
7	Morgan Stanley	362	BBB+
8	Bank of America Corp	343	BBB+
9	AT&T Inc	343	BBB+
10	Citigroup Inc	320	BBB+

Investments 4	Page 22

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(12)	$6	$(6)	$256	$(95)	$161	$244	$(89)	$155
Fixed income derivatives	6	6	12	—	—	—	6	6	12
Public equity	4	—	4	28	(10)	18	32	(10)	22
Private equity	50	(18)	32	31	(3)	28	81	(21)	60

Total investment portfolio (1)	48	(6)	42	315	(108)	207	363	(114)	249
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	19	—	19	—	—	—	19	—	19
Foreign exchange	(19)	6	(13)	134	(3)	131	115	3	118
Partially-owned entities (3)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (4)	3	—	3	(20)	(4)	(24)	(17)	(4)	(21)

Net gains (losses)	$45	$2	$47	$429	$(115)	$314	$474	$(113)	$361

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) include $6 million for fixed maturities, $5 million for public equity and $8 million for private equity.
(2)	The quarter includes $74 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended March 31, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(190)	$14	$(176)	$1,088	$(232)	$856	$898	$(218)	$680
Fixed income derivatives	(39)	5	(34)	—	—	—	(39)	5	(34)
Public equity	38	(13)	25	(4)	1	(3)	34	(12)	22
Private equity	(19)	8	(11)	(27)	(2)	(29)	(46)	6	(40)

Total investment portfolio (5)	(210)	14	(196)	1,057	(233)	824	847	(219)	628
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(243)	—	(243)	—	—	—	(243)	—	(243)
Foreign exchange	39	(10)	29	312	(35)	277	351	(45)	306
Partially-owned entities (7)	(3)	—	(3)	—	—	—	(3)	—	(3)
Other	(2)	—	(2)	2	(1)	1	—	(1)	(1)

Net gains (losses)	$(419)	$4	$(415)	$1,371	$(269)	$1,102	$952	$(265)	$687

(5)	Other-than-temporary impairments for the quarter in realized gains (losses) include $59 million for fixed maturities, $1 million for public equity and $3 million for private equity.
(6)	The quarter includes $15 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 23

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

			Legacy ACE
	March 31 2017	December 31 2016	December 31 2015
Financial Debt:
Total short-term debt	$300	$500	$—
Total long-term debt (1)	12,300	12,610	9,389

Total financial debt	$12,600	$13,110	$9,389
Hybrid debt:
Total trust preferred securities	308	308	307

Total	$12,908	$13,418	$9,696

Capitalization:
Shareholders’ equity	$49,224	$48,275	$29,135
Hybrid debt	308	308	307
Financial debt	12,600	13,110	9,389

Total capitalization	$62,132	$61,693	$38,831

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.8%
Financial debt	20.3%	21.3%	24.2%

Total hybrid & financial debt	20.8%	21.8%	25.0%

Note: As of March 31, 2017, there was $0.5 billion usage of credit facilities on a total commitment of $1.5 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 24

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2017	2016
Numerator
Operating income to common shares	$1,175	$1,019
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(79)	(83)
Tax benefit on amortization adjustment	24	24
Chubb integration and related expenses, pre-tax	(111)	(155)
Tax benefit on Chubb integration and related expenses	37	49
Adjusted net realized gains (losses), pre-tax	45	(419)
Tax benefit on adjusted net realized gains (losses)	2	4

Net income	$1,093	$439

Rollforward of Common Shares Outstanding
Shares - beginning of period	465,968,716	324,563,441
Share Issuance for Chubb Acquisition	—	136,950,381
Repurchase of shares	(1,036,064)	—
Shares issued, excluding option exercises	1,684,373	2,172,161
Issued for option exercises	605,994	597,537

Shares - end of period	467,223,019	464,283,520

Denominator
Weighted average shares outstanding (2)	468,903,086	446,739,586
Effect of other dilutive securities	3,828,604	3,270,156

Adj. wtd. avg. shares outstanding and assumed conversions	472,731,690	450,009,742

Basic earnings per share
Operating income	$2.50	$2.28
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.12)	(0.13)
Chubb integration and related expenses, net of tax	(0.16)	(0.24)
Adjusted net realized gains (losses), net of tax	0.11	(0.93)

Net income	$2.33	$0.98

Diluted earnings per share
Operating income	$2.48	$2.26
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.12)	(0.13)
Chubb integration and related expenses, net of tax	(0.16)	(0.24)
Adjusted net realized gains (losses), net of tax	0.11	(0.92)

Net income	$2.31	$0.97

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 25

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2017	December 31 2016	March 31 2016
Shareholders’ equity	$49,224	$48,275	$45,897
Less: goodwill and other intangible assets, net of tax	20,013	20,019	20,904

Numerator for tangible book value per share	$29,211	$28,256	$24,993

Book value - % change over prior quarter	2.0%	-0.2%	57.5%
Tangible book value - % change over prior quarter	3.4%	0.8%	6.6%

Denominator	467,223,019	465,968,716	464,283,520

Book value per common share	$105.35	$103.60	$98.85
Tangible book value per common share	$62.52	$60.64	$53.83

Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$48,275	$48,372	$29,135
Operating income	1,175	1,283	1,019
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(55)	(66)	(59)
Chubb integration and related expenses, net of tax	(74)	(94)	(106)
Adjusted net realized gains (losses), net of tax (2)	47	487	(415)
Net unrealized gains (losses) on the investment portfolio	207	(1,487)	824
Share issuance related to acquisition of The Chubb Corp.	—	—	15,204
Fair value of equity awards assumed in acquisition of The Chubb Corp.	—	—	323
Repurchase of shares	(140)	—	—
Dividend declared on common shares	(324)	(324)	(314)
Cumulative translation	131	(375)	277
Postretirement benefit liability	(24)	353	1
Other (3)	6	126	8

	$49,224	$48,275	$45,897

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 26

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and operating income on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses and adjusted administrative expenses are non-GAAP financial measures that exclude the one-time curtailment benefit related to the harmonization of the company’s U.S. pension plans. During the fourth quarter of 2016, the company harmonized and amended several U.S. retirement programs to create a unified retirement savings program which resulted in the one-time pension curtailment benefit. The portion of the benefit related to claims staff is excluded from adjusted losses and loss expenses with the remainder excluded from adjusted administrative expenses. We believe that excluding the impact of the one-time pension curtailment benefit provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item. Adjusted losses and loss expenses also includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and adjusted administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and adjusted administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on page 30.

P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) and the P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD are non-GAAP financial measures. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and adjusted administrative expenses. The denominator for both ratios includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our P&C expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the interest expense on the $5.3 billion senior notes issued in November 2015 until the closing of the Chubb Corp acquisition on January 14, 2016. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Operating income is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration and related expenses due to the size and complexity of this acquisition. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Operating income should not be viewed as a substitute for net income determined in accordance with GAAP.

Operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on net realized gains (losses) included in other income (expense) related to partially owned entities, tax on Chubb integration and related expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator excludes these same items, before tax. Operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 26. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

2016 “As If” company measures presented throughout this section are prepared inclusive of the first 14 days of January 2016 prior to the acquisition close and exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs as a result of purchase accounting in order to present the underlying profitability of our insurance business. We believe these non-GAAP measures provide visibility into our results and trends in our business by allowing for a better assessment and comparability to our historical results. These measures are consistent with how management evaluates results.

Net premiums written excluding merger-related underwriting actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We also exclude a merger-related accounting policy alignment adjustment. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 27

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating income

The following table presents the reconciliation of Net income to Operating income:

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Net income, as reported	$1,093	$1,610	$1,360	$726	$439	$4,135
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(79)	(88)	(79)	(95)	(83)	(345)
Tax benefit on amortization adjustment	24	22	26	29	24	101
Chubb integration and related expenses, pre tax	(111)	(131)	(115)	(98)	(155)	(499)
Tax benefit on Chubb integration and related expenses	37	37	30	27	49	143
Adjusted net realized gains (losses)	(7)	371	97	(214)	(394)	(140)
Net realized gains (losses) related to unconsolidated entities (2)	52	162	72	18	(25)	227
Tax (expense) benefit on adjusted net realized gains (losses)	2	(46)	(27)	1	4	(68)

Operating income	$1,175	$1,283	$1,356	$1,058	$1,019	$4,716

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of Net Income to P&C and Global P&C Underwriting Income:

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Net Income	$1,093	$1,610	$1,360	$726	$439	$4,135
Income tax expense	128	259	277	155	124	815
Net realized (gains) losses related to unconsolidated entities	(52)	(162)	(72)	(18)	25	(227)
Adjusted realized (gains) losses	7	(371)	(97)	214	394	140
Amortization of fair value adjustment of acquired invested assets and long-term debt	79	88	79	95	83	345
Chubb integration and related expenses	111	131	115	98	155	499
Adjusted interest expense	166	167	164	166	149	646
Pension curtailment benefit	—	(113)	—	—	—	(113)

Consolidated segment income	1,532	1,609	1,826	1,436	1,369	6,240
Less: Life Insurance segment income	62	60	69	74	60	263

P&C segment income	1,470	1,549	1,757	1,362	1,309	5,977
Less: amortization expense of purchased intangibles (excluding Life Insurance)	63	2	3	5	6	16
Less: other (income) expense - operating (excluding Life Insurance)	11	13	1	(11)	(3)	—
Less: adjusted net investment income (excluding Life Insurance)	(761)	(769)	(759)	(747)	(700)	(2,975)

P&C Underwriting income (Including Corporate and excluding Life Insurance)	783	795	1,002	609	612	3,018
Less: Agricultural Insurance Underwriting income	93	184	90	14	53	341

Global P&C Underwriting income (Including Corporate and excluding Agriculture)	$690	$611	$912	$595	$559	$2,677

Reconciliation Non-GAAP 2	Page 28

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Operating ROE

Operating return on equity (ROE) or ROE calculated using operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016. Operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

	1Q-17	1Q-16	Full Year 2016
Net income	$1,093	$439	$4,135
Operating income	$1,175	$1,019	$4,716

Equity - beginning of period, as reported	$48,275	$29,135	$29,135
Add: weighted average impact of equity issuance	—	13,138	14,931
Less: unrealized gains (losses) on investments, net of deferred tax	1,058	874	874

Equity - beginning of period, as adjusted	$47,217	$41,399	$43,192

Equity - end of period, as reported	$49,224	$45,897	$48,275
Less: weighted average impact of equity issuance	—	2,389	596
Less: unrealized gains (losses) on investments, net of deferred tax	1,265	1,698	1,058

Equity - end of period, as adjusted	$47,959	$41,810	$46,621

Weighted average equity, as reported	$48,750	$42,479	$45,873
Weighted average equity, as adjusted	$47,588	$41,605	$44,907
Operating ROE	9.9%	10.2%	10.5%
ROE	9.0%	4.7%	9.0%

Operating effective tax rate

The following table presents the reconciliation of effective tax rate to the operating effective tax rate:

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Tax expense, as reported	$128	$259	$277	$155	$124	$815
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(24)	(22)	(26)	(29)	(24)	(101)
Tax benefit on Chubb integration and related expenses	(37)	(37)	(30)	(27)	(49)	(143)
Tax expense (benefit) on adjusted net realized gains (losses)	(2)	46	27	(1)	(4)	68

Tax expense, adjusted	$191	$272	$306	$212	$201	$991

Income before tax, as reported	$1,221	$1,869	$1,637	$881	$563	$4,950
Less: amortization of fair value of acquired invested assets and debt (1)	(79)	(88)	(79)	(95)	(83)	(345)
Less: Chubb integration and related expenses	(111)	(131)	(115)	(98)	(155)	(499)
Less: adjusted realized gains (losses)	(7)	371	97	(214)	(394)	(140)
Less: realized gains (losses) related to unconsolidated entities	52	162	72	18	(25)	227

Operating income before tax	$1,366	$1,555	$1,662	$1,270	$1,220	$5,707

Effective tax rate	10.5%	13.8%	17.0%	17.6%	22.1%	16.5%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	1.0%	0.5%	0.7%	1.1%	0.9%	0.8%
Adjustment for tax impact of Chubb integration and related expenses	1.7%	1.0%	0.6%	0.9%	2.2%	1.1%
Adjustment for tax impact of adjusted net realized gains (losses)	0.8%	2.3%	0.1%	-2.9%	-8.7%	-1.0%

Operating effective tax rate	14.0%	17.6%	18.4%	16.7%	16.5%	17.4%

(1)	Related to the acquisition of The Chubb Corporation

Reconciliation Non-GAAP 3	Page 29

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes all internal and external costs directly related to the integration activities of The Chubb Corp acquisition, consisting primarily of personnel-related expenses, including severance and employee retention and relocation; consulting fees; and advisor fees. Chubb integration and related expenses also include interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from operating income due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from operating income because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within operating income. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Chubb integration expenses, net of tax	$74	$94	$85	$71	$102	$352
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	—	—	4	4

Chubb integration and related expenses, net of tax	74	94	85	71	106	356
Tax benefit	37	37	30	27	49	143

Chubb integration and related expenses, pre-tax	$111	$131	$115	$98	$155	$499

P&C combined ratio

The following table presents the reconciliation of combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations. The P&C combined ratio also excludes the one-time pension curtailment benefit of $113 million recognized in the fourth quarter of 2016. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item.

	1Q-17	4Q-16	3Q-16	2Q-16	1Q-16	Full Year 2016
Combined ratio	87.5%	86.0%	86.0%	91.2%	90.0%	88.3%
Less: impact of pension curtailment benefit	0.0%	1.7%	0.0%	0.0%	0.0%	0.4%
Add: impact of gains and losses on crop derivatives	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%

P&C combined ratio	87.5%	87.8%	86.0%	91.2%	90.0%	88.7%

Reconciliation Non-GAAP 4	Page 30

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for Q1 2016:

Numerator	Q1-16
Operating income as reported	$1,019
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

As If operating income, including 14 day stub period	$1,079

Net income as reported	$439
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$499

Denominator	Q1-16
Weighted average shares outstanding and assumed conversions	450,009,742
Impact of shares issued in connection with Chubb Corp acquisition	20,232,753
As If adjusted weighted average shares outstanding	470,242,495

Diluted earnings per share, including 14 day stub period
Operating income per share	$2.29
Net income per share	$1.06

Reconciliation Non-GAAP 5	Page 31

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following tables presents the reconciliation of reported underwriting income (loss) for each segment to underwriting income (loss) on an “As If” basis.

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Q1 2016
Underwriting income (loss)	$401	$26	$53	$168	$46	$(82)	$612	$(3)	$609
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	315	181	—	74	—	—	570	—	570
Add: elimination of DAC benefit - Chubb Corp	(269)	(150)	—	(87)	—	—	(506)	—	(506)

Underwriting income (loss) - As If	$460	$87	$53	$159	$46	$(85)	$720	$(3)	$717

Q2 2016

Underwriting income (loss)	$333	$112	$14	$190	$37	$(77)	$609	$8	$617
Less: amortization of acquired UPR intangible - Chubb Corp	290	165	—	70	—	—	525	—	525
Add: elimination of DAC benefit - Chubb Corp	(244)	(136)	—	(79)	—	—	(459)	—	(459)

Underwriting income (loss) - As If	$379	$141	$14	$181	$37	$(77)	$675	$8	$683

Q3 2016

Underwriting income (loss)	$426	$169	$90	$384	$53	$(120)	$1,002	$1	$1,003
Less: amortization of acquired UPR intangible - Chubb Corp	176	101	—	43	—	—	320	—	320
Add: elimination of DAC benefit - Chubb Corp	(150)	(83)	—	(48)	—	—	(281)	—	(281)

Underwriting income (loss) - As If	$452	$187	$90	$379	$53	$(120)	$1,041	$1	$1,042

Q4 2016

Underwriting income (loss)	$470	$125	$184	$192	$10	$(186)	$795	$(7)	$788
Less: amortization of acquired UPR intangible - Chubb Corp	78	45	—	21	—	—	144	—	144
Add: elimination of DAC benefit - Chubb Corp	(66)	(37)	—	(24)	—	—	(127)	—	(127)

Underwriting income (loss) - As If	$482	$133	$184	$189	$10	$(186)	$812	$(7)	$805

Full Year 2016

Underwriting income (loss)	$1,630	$432	$341	$934	$146	$(465)	$3,018	$(1)	$3,017
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	859	492	—	208	—	—	1,559	—	1,559
Add: elimination of DAC benefit - Chubb Corp	(729)	(406)	—	(238)	—	—	(1,373)	—	(1,373)

Underwriting income (loss) - As If	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

Reconciliation Non-GAAP 6	Page 32

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding both the life business and the one-time pension curtailment benefit in Q4 2016 and including realized gains and losses on crop derivatives.

Operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration and related expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration and related expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 33